SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) December 16, 1996


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




       Delaware                    0-16014                        23-2417713
    (State or other           (Commission File Number)           (IRS Employer
    jurisdiction of                                          Identification No.)
    incorporation)



                 5 West Third Street - PO Box 472, Coudersport, PA 16915 (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events

Olympus Communications, L.P. ("Olympus") is a joint venture limited partnership between a subsidiary of Adelphia Communications Corporation (the "Registrant") and subsidiaries of FPL Group. Olympus Capital Corporation ("OCC") is a wholly-owned subsidiary of Olympus. The Registrant is filing certain documents with regard to Olympus and OCC.

Item 7.  Financial Statements and Exhibits

Exhibit 10.01 Purchase Agreement, dated as of November 6, 1996, between Olympus Communications, L.P., Olympus Capital Corporation and Goldman, Sachs & Co. (the "Purchasers").

Exhibit 10.02 Indenture, dated as of November 12, 1996, between Olympus Communications, L.P., Olympus Capital Corporation and Bank of Montreal Trust Company.~

Exhibit 10.03     Form of Note (contained in Indenture filed as Exhibit 10.2).

Exhibit 10.04 Registration Rights Agreement, dated as of November 12, 1996, between Olympus Communications, L.P., Olympus Capital Corporation and the Purchasers.

Exhibit 10.05 Term Note for $70,000,000 dated January 4, 1996 from Leadership Acquisition Limited Partnership payable to Fairbanks Communications, Inc. due on December 30, 1997.

Exhibit 10.06 Agreement of Guaranty and Suretyship dated January 4, 1996 by Olympus Communications, L.P. regarding the Term Note contained in Exhibit 10.5.

Exhibit 99.01     Certificate of Incorporation of Olympus Capital Corporation.

Exhibit 99.02     Bylaws of Olympus Capital Corporation.

Exhibit 99.03 Certificate of Limited Partnership of Olympus Communications, L.P. together with all amendments thereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 16, 1996                    ADELPHIA COMMUNICATIONS CORPORATION

                                  (Registrant)

                                                     By: /s/Timothy J. Rigas
                                                            Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer

EXHIBIT INDEX

Exhibit No.       Description
~
         10.01 Purchase Agreement, dated as of November 6, 1996, between Olympus Communications, L.P., Olympus Capital Corporation and Goldman, Sachs & Co. (the "Purchasers").

         10.02 Indenture, dated as of November 12, 1996, between Olympus Communications, L.P., Olympus Capital Corporation and Bank of Montreal Trust Company.

         10.03             Form of Note (contained in Indenture filed as
                           Exhibit 10.2).

         10.04             Registration Rights Agreement, dated as of
                           November 12, 1996, between Olympus Communications, L.P., Olympus Capital Corporation and the Purchasers.

         10.05             Term  Note  for   $70,000,000   dated  January  4,
                           1996  from Leadership   Acquisition  ~  Limited
                           Partnership payable to Fairbanks Communications, Inc. due on December 30, 1997.

         10.06 Agreement of Guaranty and Suretyship dated January 4, 1996 by Olympus Communications, L.P. regarding the Term Note contained in Exhibit 10.5.

         99.01             Certificate of Incorporation of Olympus Capital
                           Corporation.

         99.02             Bylaws of Olympus Capital Corporation.

         99.03 Certificate of Limited Partnership of Olympus, together with all amendments thereto.